                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X] Filed by a party other than the Registrant Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MFS Municipal Income Trust
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4) Proposed maximum aggregate value of transaction:
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    (5) Total Fee Paid:
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    [ ] Fee paid previously with preliminary materials.
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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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

[MFS Logo]

                     YOUR PROXY COUNTS. PLEASE VOTE TODAY!

                          MFS(R) MUNICIPAL INCOME TRUST

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Dear Shareholder:

We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of the fund held on September 14, 2000. The Meeting has been adjourned to October 26, 2000 with respect to proposal 3.

PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST
The Trustees of the Trust have carefully reviewed the proposal and unanimously recommend a vote in favor of the proposal to amend the Trust's Declaration of Trust. The approval of these amendments would permit the Trust to issue one or more series of preferred shares. Once approved, the Trust intends to issue up to $140 million of floating rate preferred shares. THE ISSUANCE OF THESE PREFERRED SHARES WOULD BE EXPECTED TO INCREASE THE INCOME PAID BY THE TRUST TO YOU. Please refer to the proxy statement for a full description of these preferred shares.

In case you have mislaid your proxy card, a duplicate is enclosed for your convenience. Please register your vote by one of the four easy methods listed below:


         1.   BY PHONE:     Call Shareholder Communications Corporation toll
                            free at 1-877-504-5022. Representatives are available to answer any questions and take your vote
                            Monday through Friday between the hours of 9:00 a.m.
                            and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2.  BY INTERNET:   Visit www.eproxyvote.com/mfm, and enter the control
                            number located on your proxy card.

         3. BY TOUCH-TONE:  Call toll-free 1-877-PRX-VOTE (1-877-779-8683).
                            Enter the control number located on your proxy card and follow the recorded instructions.

         4.  BY MAIL:       Execute your proxy and return it in the enclosed
                            postage paid envelope immediately.

If we don't hear from you, a proxy specialist from Shareholder Communications Corporation may contact you by telephone to encourage you to vote.

Thank you in advance for your participation in voting on this important issue related to your investment.

[MFS Logo]

                     YOUR PROXY COUNTS. PLEASE VOTE TODAY!

                          MFS(R) MUNICIPAL INCOME TRUST

-------------------------------------------------------------------------------

Dear Shareholder:

We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of the fund held on September 14, 2000. The Meeting has been adjourned to October 26, 2000 with respect to proposal 3.

PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST
The Trustees of the Trust have carefully reviewed the proposal and unanimously recommend a vote in favor of the proposal to amend the Trust's Declaration of Trust. The approval of these amendments would permit the Trust to issue one or more series of preferred shares. Once approved, the Trust intends to issue up to $140 million of floating rate preferred shares. THE ISSUANCE OF THESE PREFERRED SHARES WOULD BE EXPECTED TO INCREASE THE INCOME PAID BY THE TRUST TO YOU. Please refer to the proxy statement for a full description of these preferred shares.

In case you have mislaid your proxy card, a duplicate is enclosed for your convenience. Please register your vote by one of the four easy methods listed below:

         1. BY PHONE:       Call Shareholder Communications Corporation toll
                            free at 1-877-504-5022. Representatives are available to answer any questions and take your vote
                            Monday through Friday between the hours of 9:00 a.m.
                            and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2. BY INTERNET:    Visit www.proxyvote.com, and enter the control
                            number located on your proxy card.

         3. BY TOUCH-TONE:  Call the toll-free number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

         4. BY MAIL:        Execute your proxy and return it in the enclosed
                            postage paid envelope immediately.

If we don't hear from you, a proxy specialist from Shareholder Communications Corporation may contact you by telephone to encourage you to vote.

Thank you in advance for your participation in voting on this important issue related to your investment.

[MFS Logo]

                     YOUR PROXY COUNTS. PLEASE VOTE TODAY!

                          MFS(R) MUNICIPAL INCOME TRUST

-------------------------------------------------------------------------------

Dear Shareholder:

We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of the fund held on September 14, 2000. The Meeting has been adjourned to October 26, 2000 with respect to proposal 3.

PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST
The Trustees of the Trust have carefully reviewed the proposal and unanimously recommend a vote in favor of the proposal to amend the Trust's Declaration of Trust. The approval of these amendments would permit the Trust to issue one or more series of preferred shares. Once approved, the Trust intends to issue up to $140 million of floating rate preferred shares. THE ISSUANCE OF THESE PREFERRED SHARES WOULD BE EXPECTED TO INCREASE THE INCOME PAID BY THE TRUST TO YOU. Please refer to the proxy statement for a full description of these preferred shares.

In case you have mislaid your proxy card, a duplicate is enclosed for your convenience. Please register your vote by one of the three easy methods listed below:



         1.  BY INTERNET:   Visit www.proxyvote.com, and enter the control
                            number located on your proxy card.

         2. BY TOUCH-TONE:  Call the toll-free number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

         3.  BY MAIL:       Execute your proxy and return it in the enclosed
                            postage paid envelope immediately.

If we don't hear from you, a proxy specialist from Shareholder Communications Corporation may contact you by telephone to encourage you to vote.

Thank you in advance for your participation in voting on this important issue related to your investment.